SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(Rule 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d) (1))

[ ] Definitive Information Statement

DIGITAL COMMERCE INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

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DIGITAL COMMERCE INTERNATIONAL, INC.

1199 W. Hastings Street

Vancouver, BC, Canada V6E3T5

May 15, 2001

Dear Stockholder:

On May 15, 2001, the following four resolutions were adopted in lieu of an Annual Meeting by consent of the holders of a majority of the outstanding shares of Common Stock of Digital Commerce International, Inc. (the "Company"), acting pursuant to Section 228 of the General Corporation Law of the State of Delaware:

1. The Company will file an amendment to its Certificate of Incorporation which will (i) increase the number of authorized shares of Common Stock, $.001 par value, from 30,000,000 to 300,000,000 shares; and (ii) authorize up to 5,000,000 shares of a new class of undesignated Preferred Stock ("Blank Check Preferred Stock") which would allow the Board of Directors of the Company to issue, without further shareholder action, one or more series of Preferred Stock.

2. The Company has adopted the 1999 Employee Stock Option Plan which provides for the issuance of options to purchase up to 4,000,000 shares of Common Stock.

3. Ratify the selection of the accounting firm of Marks Paneth & Shron LLP as the Company's auditors for the year ending October 31, 2001.

4. The Company has elected a board of directors consisting of Michael Kang and John Combs to serve until the next Annual Meeting of the Stockholders and until their successors are elected and qualified.

The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of a majority of the outstanding shares of Common Stock of the Company. The Board of Directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders. The resolutions will not become effective before the date which is 21 days after this Information Statement was first sent to stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority stockholders of the Company.

The Information Statement is first being mailed to stockholders of the Company on or about May __________, 2001. Only stockholders of record at the close of business on May _____________, 2001 will be entitled to receive the Information Statement.

By Order of the Board of Directors

/s/ John W. Combs

John W. Combs, Secretary

May 15, 2001

DIGITAL COMMERCE INTERNATIONAL, INC.

1199 W. Hastings Street

Vancouver, BC, Canada V6E3T5

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

We are sending you this Information Statement to inform you of the adoption of various resolutions on May 15, 2001 by consent of the holders of a majority of the outstanding shares of Common Stock of the Company acting in lieu of an annual meeting pursuant to Section 228 of the General Corporation Law of the State of Delaware. Pursuant to such resolutions, Digital Commerce International, Inc. (the "Company") will do the following:

1. File an amendment to its Certificate of Incorporation which will (a) increase the number of authorized shares of Common Stock $.001 par value per share, to 300,000,000 shares; and (b) authorize up to 5,000,000 shares of a new class of undesignated Preferred Stock ("Blank Check Preferred Stock"), which would allow the Board of Directors of the Company to issue, without further shareholder action, one or more series of Preferred Stock.

1. Adopt the 1999 Employee Stock Option Plan which provides for the issuance of options to purchase up to 4,000,000 shares of Common Stock to employees, directors, consultants and independent contractors.

2. Ratify the selection of the accounting firm of Marks Paneth & Shron LLP as the Company's auditors for the year ending October 31, 2001.

3. The Company has elected a board of directors consisting of Michael Kang and John Combs to serve until the next Annual Meeting of the Stockholders and until their successors are elected and qualified.

The adoption of the foregoing resolutions will become effective 21 calendar days after the mailing of this Information Sheet. The Board of Directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders.

4. Amendment to Certificate of Incorporation

Increase in Authorized Common Stock

The Company's current Certificate of Incorporation provides for an authorized capitalization consisting of 30,000,000 shares of Common Stock, $.001 par value per share. As of May 15, 2001, there were 19,730,982 shares of Common Stock outstanding. The amendment to the Certificate of Incorporation will increase the authorized shares of Common Stock by 275,000,000 to 305,000,000 shares.

The additional authorized shares of Common Stock will be available for possible stock dividends, future financings, and acquisitions, employee benefit programs and other corporate purposes. The increase in the authorized number of shares of Common Stock is expected to provide the Company greater flexibility and enable it to take advantage of favorable opportunities in which the issuance of Common Stock might be appropriate without the expense and delay of a special stockholders meeting.

The increased number of authorized shares of Common Stock will be available for issue from time to time for such purposes and consideration as the Board of Directors may approve and no further vote of stockholders of the Company will be required, except as provided under Delaware law or under the rules of any national securities exchange or market on which shares of Common Stock of the Company are at the time listed.

The increase in the authorized Common Stock may facilitate certain anti-takeover devices that may be advantageous to management if management attempts to prevent or delay a change of control. Employing such devices may adversely impact stockholders who desire a change in management or who desire to participate in a tender offer or other sale transaction involving the Company. By use of anti-takeover devices, the Board may thwart a merger or tender offer even though stockholders might be offered a substantial premium over the then current market price of the Common Stock. At the present time, the Company is not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of the Company. While the amendment may have anti-takeover ramifications, the Board of Directors believes that financial flexibility offered by the amendment outweighs any disadvantages.

Blank Check Preferred Stock

The resolution to amend the Certificate of Incorporation authorizes 5,000,000 shares of Blank Check Preferred Stock which will permit the Board of Directors to authorize and issue Preferred Stock from time to time in one or more series and to fix the number of shares and the relative dividend rights, conversion rights, voting rights and special rights and qualifications of any such series. Any issuance of Preferred Stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and increasing the number of votes required to approve a change in control of the Company.

It is not possible to state the effects of the amendment upon the rights of the holders of Common Stock until the Board determines the respective rights of the holders of one or more series of Preferred Stock. The effects of such issuance could include, however, (i) reductions of the amount otherwise available for payment of dividends on Common Stock; (ii) restrictions on dividends on Common Stock; (iii) dilution of the voting power of Common Stock; and (iv) restrictions on the rights of holders of Common Stock to share in the Company's assets on liquidation until satisfaction of any liquidation preference granted to the holders of such subsequently designated series of Preferred Stock.

The amendment will give the Company increased financial flexibility as it will allow shares of Preferred Stock to be available for issuance from time to time as determined by the Board of Directors for any proper corporate purpose. Such purpose could include, without limitation, issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or properties.

Shares of voting or convertible Preferred Stock could be issued, or rights to purchase such shares could be issued, to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. The ability of the Board to issue such additional shares of Preferred Stock, with rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price for their shares in a tender offer or the temporary increase in market price that such an attempt could cause. Moreover, the issuance of such additional shares of Preferred Stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally. At the present time, the Company is not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of the Company. While the amendment may have anti-takeover ramifications, the Board of Directors believes that financial flexibility offered by the amendment outweighs any disadvantages.

2. Ratification of Marks Paneth & Shron LLP as independent public accountants of the Company

The Board of Directors has selected the accounting firm of Marks Paneth & Shron LLP to serve as independent auditors of the Company for the year ending October 31, 2001 and such decision was ratified by a majority of the stockholders.

The Company has been advised by Marks Paneth & Shron, LLP that neither the firm nor any of their associates has any relationship with the Company or any affiliate of the Company. If Marks Paneth & Shron LLP shall decline to act or otherwise become incapable of acting, or if their appointment is otherwise discontinued, the Board of Directors will appoint other independent auditors whose appointment for any period subsequent to the 2001 Annual Meeting of Stockholders shall be subject to approval by the stockholders at that meeting.

Change in Accountants

Crouch Bierwolf & Associates and Grant Thornton LLC served as the independent accountants in connection with the audit of the Company's financial statements for the years ended October 31, 2000 and October 31, 1999, respectively. In May 2001, the Company and Crouch Bierwolf & Associates mutually agreed to terminate their relationship and the Company engaged Marks Paneth & Shron LLP to serve as its auditors. The report of the independent certified public accountant for the year ended October 31, 2000 did not express an adverse opinion or disclaimer of opinion, but expressed substantial doubt about the Company's ability to continue as a going concern. The change to Marks Paneth & Shron LLP was ratified by the Company's board of directors. The Company believes, and has been advised by Crouch Bierwolf & Associates and Grant Thorton LLC that they concur in such belief, that in connection with the audits of the Company's financial statements for the fiscal years ended October 31, 2000 and 1999 and subsequent thereto, the Company and such firms did not have any disagreement as of the date of their termination on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of such firms would have caused such firms to make reference to the matter in their reports.

3. 1999 Stock Option Plan

On June 17, 1999, the Board of Directors of the Company adopted, and in May 2001, a majority of the Company's stockholders approved, the 1999 Stock Option Plan (the "1999 Plan") which will be effective 21 days after this Information Statement is sent to the stockholders. The 1999 Plan provides for the grant to employees, officers, directors, consultants and independent contractors of non-qualified stock options as well as for the grant of stock options to employees that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986 ("Code"). The purpose of the 1999 Plan is to enable the Company to attract and retain qualified persons as employees, officers and directors and others whose services are required by the Company, and to motivate such persons by providing them with an equity participation in the Company.

The 1999 Plan is administered by the Compensation Committee of the Board of Directors (the 'Committee'), which has, subject to specified limitations, the full authority to grant options and establish the terms and conditions for vesting and exercise thereof. The exercise price of incentive stock options granted under the 1999 Plan is required to be no less than the fair market value of the common stock on the date of grant (110% in the case of a greater than 10% stockholder). The exercise price of non-qualified stock options is required to be no less than 85% of the fair market value of the common stock on the date of grant. Options may be granted for terms of up to 10 years (5 years in the case of incentive stock options granted to greater than 10% stockholders). No optionee may be granted incentive stock options such that the fair market value of the options which first become exercisable in any one calendar year exceeds $100,000. If an optionee ceases to be employed by, or ceases to have a relationship with the Company, such optionee's options expire six months after termination of the employment or consulting relationship by reason of death, one year after termination by reason of permanent disability, immediately upon termination for cause and three months after termination for any other reason.

In order to exercise an option granted under the 1999 Plan, the optionee must pay the full exercise price of the shares being purchased. Payment may be made either: (i) in cash; (ii) at the discretion of the Committee, by delivering shares of common stock already owned by the optionee that have a fair market value equal to the applicable exercise price; or (iii) in the form of such other consideration as may be determined by the Committee and permitted by applicable law.

Subject to the foregoing, the Committee has broad discretion to describe the terms and conditions applicable to options granted under the 1999 Plan. The Committee may at any time discontinue granting options under the 1999 Plan or otherwise suspend, amend or terminate the 1999 Plan and may, with the consent of an optionee, make such modification of the terms and conditions of such optionee's option as the Committee shall deem advisable. However, the Committee has no authority to make any amendment or modifications to the 1999 Plan or any outstanding option which would: (i) increase the maximum number of shares which may be purchased pursuant to options granted under the 1999 Plan, either in the aggregate or by an optionee, except in connection with certain antidilution adjustments; (ii) change the designation of the class of employees eligible to receive qualified options; (iii) extend the term of the 1999 Plan or the maximum option period thereunder; (iv) decrease the minimum qualified option price or permit reductions of the price at which shares may be purchased for qualified options granted under the 1999 Plan, except in connection with certain antidilution adjustments; or (v) cause qualified stock options issued under the 1999 Plan to fail to meet the requirements of incentive stock options under Section 422 of the Code. Any such amendment or modification shall be effective immediately, subject to stockholder approval thereof within 12 months before or after the effective date. No option may be granted during any suspension or after termination of the 1999 Plan.

The 1999 Plan is designed to meet the requirements of an incentive stock option plan as defined in Code Section 422. As a result, an optionee will realize no taxable income, for federal income tax purposes, upon either the grant of an incentive stock option under the 1999 Plan or its exercise, except that the difference between the fair market value of the stock on the date of exercise and the exercise price is included as income for purposes of calculating Alternative Minimum Tax. If no disposition of the shares acquired upon exercise is made by the optionee within two years from the date of grant or within one year from the date the shares are transferred to the optionee, any gain realized upon the subsequent sale of the shares will be taxable as a capital gain. In such case, the Company will be entitled to no deduction for federal income tax purposes in connection with either the grant or the exercise of the option. If, however, the optionee disposes of the shares within either of the periods mentioned above, the optionee will realize earned income in an amount equal to the excess of the fair market value of the shares on the date of exercise (or the amount realized on disposition if less) over the exercise price, and the Company will be allowed a deduction for a corresponding amount.

New Plan Benefits

The following table provides information regarding the benefits to executive officers, executive officers as a group, and non-executives for the 1999 Stock Option Plan:

NEW PLAN BENEFITS 1999 Stock Option Plan
Name and Position	Options Granted	Exercise Price	Expiration Date
Michael Kang Chairman and Chief Executive Officer	575,000 200,000	$0.50 $1.00	6/2009 9/2010
John W. Combs Executive Vice President, Secretary and Director	575,000 200,000	$0.50 $1.00	6/2009 9/2010
Executive Group	1,550,000	$0.50 - $1.00	6/2009 - 9/2010
Non-Executive Group	1,128,000	$0.50 - $10.00	6/2009 - 10/2010

4. Election of Directors

The nominees for the Board of Directors are set forth below. The Company's Bylaws give the Board the power to set the number of directors. The size of the Company's Board is currently set at two. The Company does not have standing audit, nominating and compensation committees. The Board of Directors held 21 meetings during the last fiscal year. Each director attended at least 75% of the number of meetings of the Board of Directors.

The Board knows of no reason why any nominee for director would be unable to serve as a director.

Name Age Director Since Positions Held

Michael Kang 42 1999 Chairman, Chief Executive Officer, President and Director

John W. Combs 55 1999 Executive Vice President, Secretary and Director

Michael Y.H. Kang has been the Company's Chairman and Chief Executive Officer since June 1999, and is a co-founder of Digital Commerce Inc. From June 1997 through May 1999, Mr. Kang was a principal of Capital West Financial Group, a private investment and capital management firm in Vancouver, Canada. From February 1995 through May 1997, Mr. Kang was the director of marketing of Brockton Realty, Inc., a real estate development firm in Vancouver, Canada. Born in Korea, Mr. Kang spent his early years in Korea and Brazil, then moved to Toronto where he earned a Bachelor of Commerce degree from the University of Toronto in 1981. In 1981, he was hired by Continental Illinois National Bank and Trust Company of Chicago to the position of foreign exchange trader and credit analyst, stationed in Seoul, Korea. Subsequently, in 1984 Mr. Kang returned to Canada to assume the position of General Manager of his family's chain of convenience stores. When the stores were eventually sold in 1992, Mr. Kang moved to Phoenix, Arizona and purchased Prisma Graphics Inc., a sheet feed printer in the State of Arizona. In 1995, Mr. Kang returned to Vancouver to co-found several private investment and capital management firms, subsequently leading to the development of Digital Commerce International, Inc.

Mr. Kang's term of office as a director is until the next annual meeting of stockholders.

John W. Combs has been the Company's Executive Vice-President and Secretary since June 1999 and is a co-founder of Digital Commerce Inc. In collaboration with Mr. Kang, Mr. Combs co-founded several private investment and capital management firms and is a shareholder in Combs Group, a family commercial real estate corporation in Toronto. From June 1997 through May 1999, Mr. Combs was a principal of Capital West Financial Group, a private investment and capital management firm in Vancouver, Canada. From November 1987 through June 1997, Mr. Combs was a principal of Brockton Realty Inc., a real estate development firm in Vancouver, Canada. He is also the owner of Combs Realty Inc., a Vancouver based real estate and development company which has been involved in all phases of the development process, including planning, financing, development, construction management and marketing. Born in New York, Mr. Combs moved with his family to Toronto where he earned a Bachelor of Arts degree from the University of Toronto in 1968.

Mr. Combs' term of office as a director is until the next annual meeting of the Company's stockholders.

Involvement in Certain Legal Proceedings

We are not aware of any material legal proceedings involving any director, director nominee, promoter, or control person including criminal convictions, pending criminal matters, pending or concluded administrative or civil proceedings limiting one's participation in the securities or banking industries, or finding of securities or commodities law violations.

Section 16(a): Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, executive officers and persons owning ten percent of the Company's common stock (collectively, "Reporting Persons") to file reports of ownership with the Securities and Exchange Commission. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed. Based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that all Reporting Persons during fiscal year 2000 complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

Executive Compensation

Summary Compensation Table

We did not conduct active business operations from 1992 through June 15, 1999. The following table summarizes the total compensation of the Chief Executive Officer and our other most highly compensated executive officers (collectively, the "Named Executive Officers") earning in excess of $100,000 for the year ended October 31, 2000.

Mr. Kang and Combs were paid through June 2000. The balance of their salaries have been accrued and may be paid in cash or in shares of Common Stock.

Name and Principal Salary Unpaid Other Annual Securities

Underlying Position Year Paid Contract Compensation Options/SARS

Michael Y H Kang 2000 $ 80,000 $ 186,667(1) - 200,000

CEO

John W. Combs 2000 $ 80,000 $ 186,667(1) - 200,000

Executive VP

(1) The additional compensation received reflects an automobile allowance.

The salary and other annual compensation amounts in the table above represent annualized amounts for the period between November 1, 1999 to October 31, 2000.

Stock Option Grants

The following table provides information relating to stock options awarded to each of the Named Executive Officers during the fiscal year ended October 31, 2000.

Individual Grants

Potential Realizable

Value at Assumed Annual

Number of Percent of Total Rate of Stock Appreciation

Name Securities Options for

Underlying Granted Exercise Option terms

Options to Employees in Price Per Expiration

Granted (#) Fiscal Year Share (2) Date 5% ($) 10% ($)

Michael Y H Kang 200,000 32.0% $ 1.00 9/29/2010 $ 291,650 $ 443,294

John W. Combs 200,000 32.0% $ 1.00 9/29/2010 $ 291,650 $ 443,294

(1) Based on options for an aggregate of 625,000 shares of common stock granted during the fiscal year ended October 31, 2000.

(2) On the date of the grant of the options for the shares of Common Stock, our Board of Directors estimated the fair market value of that stock to be $0.94.

(3) Potential realizable value is based on the assumption that the shares of our Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect our estimate of future stock price growth.

Fiscal Year-End Option Value

The following table provides information regarding the number and value of options to acquire shares of common stock held by the Named Executive Officers on October 31, 2000.

Number of Securities

Value of Unexercised

In-the-Money Underlying Unexercised

Options at Options at

Fiscal Year-End (#) Fiscal Year-End

Name Exercisable Unexercisable Exercisable Unexercisable

Michael Kang 0 775,000 0 $ 431,250

John W. Combs 0 775,000 0 $ 431,250

(1) For purposes of determining the values of the options held by the Named Executive Officers, we assumed that the shares of common stock underlying the option granted had a value of $0.75 per share on October 31, 2000, which is the estimated fair market value the Board of Directors attributed to the shares of Common Stock on October 31, 2000. The option value is based on the difference between the fair market value of such shares on October 31, 2000, and the option exercise price per share, multiplied by the number of shares subject to the options.

Employment Agreements

We have adopted a policy of entering into employment agreements with each of our senior management and key personnel. The employment agreements for Mr. Kang and Mr. Combs have initial terms of five years. Under the agreements, each is entitled to a base salary of $300,000 for the fiscal year ended October 31, 2001, plus incentive bonuses, standard benefits such as health and life insurance, and reimbursement of reasonable expenses. The base salary payable to Mr. Kang and Mr. Combs increases by $50,000 every year to a maximum of $450,000.

We may terminate the employment contracts for cause (which is defined in the agreements) or without cause. If the contract is terminated without cause or as a result of a "change of control," as defined in the agreements, the employee is entitled to receive severance pay of up to 36 months salary. The agreements also contain non-competition, non-solicitation and assignment of inventions provisions which we believe are consistent with industry practice.

Compensation of Directors

Directors do not receive cash compensation for serving on the Board of Directors or any committee of the Board, or for any other services rendered to us in their capacity as our directors, but are reimbursed for expenses they incur in connection with attending Board or committee meetings. There are no other arrangements for compensation to the Board of Directors' members.

Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners

The table below sets forth information, as of May 15, 2001, with respect to beneficial ownership of our common stock by each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, by each of our directors, by each Named Executive Officer, and by all of the Company's officers and directors as a group. Unless otherwise noted, each shareholder has sole investment and voting power over the shares owned.

Amount and Nature of

Name of Beneficial Owner Beneficial Owner Percent of Class

John W. Combs (1) 5,460,23327.7%

300 - 1199 West Hastings Street

Vancouver, British Columbia

V6E 3T5

Michael Y.H. Kang (2) 4,647,83323.6%

300 - 1199 West Hastings Street

Vancouver, British Columbia

V6E 3T5

All officers and directors as a

group (2 persons) 10,108,066 51.2%

(1) Includes 1,845,000 shares held by West Point Asset Management Ltd for the benefit of Mr. Combs and his family.

(2) Includes 1,845,000 shares held by Raging Bull Asset Management Ltd for the benefit of Mr. Kang and his family.

Certain Relationships and Related Transactions

Digital Commerce Bank Inc. is the holder of our bank charter. John W. Combs, as nominee of our bank, applied for the bank charter and contributed the charter to our bank once the application was approved.

As of October 31, 2000, Michael Kang, the Company's Chairman and Chief Executive Officer and John W. Combs, the Company's Executive Vice President and director were each owed $74,000 for amounts which were advances to the Company. In May 2001, Mr. Kang and Mr. Combs cancelled indebtedness of $84,000 and $108,000, respectively, in exchange for 2,802,833 and 3,615,233 shares of Common Stock, respectively.

EXHIBITS

EXHIBIT I Resolutions adopted by consent of majority shareholders

EXHIBIT II Notice to Stockholders Pursuant to Section 228(d) of the General Corporation Law of Delaware

EXHIBIT III Amendment to Certificate of Incorporation

EXHIBIT IV 1999 Stock Option Plan

EXHIBIT I

RESOLUTIONS ADOPTED

BY CONSENT OF MAJORITY STOCKHOLDERS

OF

DIGITAL COMMERCE INTERNATIONAL, INC.

Pursuant to Section 228 of the General Corporation Law of the State of Delaware, the below listed consenting stockholders as majority stockholders of Digital Commerce International, Inc., a Delaware corporation (the "Corporation"), hereby consent to the adoption of the following resolutions with the same force and effect as if adopted by a vote at a duly convened meeting of the stockholders of the Corporation:

RESOLVED, that the Corporation's Certificate of Incorporation be amended by amending Paragraph Fourth thereof to read in its entirety as follows:

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is three hundred and five million (305,000,000) which shall consist of (i) three hundred million (300,000,000) shares of common stock, $.001 par value per share (the "Common Stock"), and (ii) five million (5,000,000) shares of preferred stock, $.001 par value share (the "Preferred Stock").

PART A

COMMON STOCK

(i) Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment.

(ii) Except for and subject to those rights expressly granted to the holders of the Preferred Stock, or except as may be provided by the General Corporation Law of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders including, but not by way of limitation, (i) the right to receive dividends, when, as and if declared by the Board of Directors out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation or otherwise, the right to receive ratably and equally all the assets and funds of the Corporation remaining after payment to the holders of the Preferred Stock of the specific amounts which they are entitled to receive upon such liquidation, dissolution or winding up of the Corporation as herein provided.

(iii) Each holder of shares of Common Stock shall be entitled to one vote for each share of such Common Stock held by such holder, and voting power with respect to all classes of securities of the Corporation shall be vested solely in the Common Stock, other than as specifically provided in the Corporation's Certificate of Incorporation, as it may be amended, or any resolutions adopted by the Board of Directors pursuant thereto, with respect to the Preferred Stock.

PART B

PREFERRED STOCK

Authority is hereby vested in the Board of Directors of the Corporation to provide for the issuance of Preferred Stock and in connection therewith to fix by resolution providing for the issue of such series, the number of shares to be included and such of the preferences and relative participating, optional or other special rights and limitations of such series, including, without limitation, rights of redemption or conversion into Common Stock, to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware.

Without limiting the generality of the foregoing paragraph, the authority of the Board of Directors with respect to each series of Preferred Stock shall include, without limitation, the determination of any of the following matters:

1. the number of shares constituting such series and the designation thereof to distinguish the shares of such series from the shares of all other series;

2. the rights of holders of shares of such series to receive dividends thereon and the dividend rates, the conditions and time of payment of dividends, the extent to which dividends are payable in preference to, or in any other relation to, dividends payable on any other class or series of stock, and whether such dividends shall be cumulative or noncumulative;

3. the terms and provisions governing the redemption of shares of such series, if such shares are to be redeemable;

4. the terms and provisions governing the operation of retirement or sinking funds, if any;

5. the voting power of such series, whether full, limited or none;

6. the rights of holders of shares of such series upon the liquidation, dissolution or winding up of, or upon distribution of the assets of, the Corporation;

7. the rights, if any, of holders of shares of such series to convert such shares into, or to exchange such shares for, any other class of stock, or of any series thereof, and the prices or rates for such conversions or exchanges, and any adjustments thereto; and

1. any other preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions of such series.

The shares of each series of Preferred Stock may vary from the shares of any other series of Preferred Stock as to any of such matters.

The Certificate Establishing and Designating the Rights Preferences and Restrictions of Series A Preferred Stock of the Corporation filed in the Delaware Secretary of State's office on the 16th day of February 2000 is revoked. No shares of Series A Preferred Stock have been issued.

RESOLVED, that the filing by the Corporation of a Certificate of Amendment to the Corporation's Certificate of Incorporation with the Secretary of State of the State of Delaware to effectuate the amendments referred to in the foregoing resolution is hereby authorized and approved provided such filing shall not be made until 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

RESOLVED, that the following individuals are hereby nominated to serve as members of the Board of Directors until the next annual meeting of shareholders and until their successors are duly elected and qualified: Michael Kang and John W. Combs. This resolution shall become effective 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

RESOLVED, that the stockholders do hereby approve and adopt a stock option plan in the same form annexed hereto which provides for, among other matters, (i) incentive and non-qualified stock options, (ii) administration by a committee of the Board in compliance with the requirements of Section 422A of the Code, (iii) the issuance of up to 4,000,000 shares of Common Stock of the Corporation, (iv) at such exercise prices for incentive stock options as may be required pursuant to Section 422A, which exercise prices may be paid, at the discretion of and pursuant to terms set by, the Board or any committee of the Board responsible for administering such plan, by surrender of the option, such plan to be known as the "1999 Stock Option Plan". This resolution shall become effective 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

RESOLVED, that any and all action heretofore or hereafter taken in retaining Marks Paneth & Shron LLP as the Corporation's auditors for the fiscal year ending October 31, 2001 be, and the same hereby are, ratified, approved and confirmed. This resolution shall become effective 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

Dated: May 15, 2001

The undersigned shareholders, being the beneficial owners of a majority of the outstanding shares of Common Stock of the Corporation, consent to the adoption of the above resolutions:

/s/ Michael Kang

________________________________

Michael Kang

/s/ John W. Combs

____________________________________

John W. Combs

EXHIBIT II

DIGITAL COMMERCE INTERNATIONAL, INC.

NOTICE TO STOCKHOLDERS PURSUANT TO

SECTION 228(d) OF THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

NOTICE IS HEREBY GIVEN that on May 15, 2001, acting pursuant to Section 228 of the General Corporation Law of the State of Delaware the below listed consenting stockholders as majority stockholders of Digital Commerce International, Inc., a Delaware corporation (the "Corporation"), hereby consent to the adoption of the following resolutions with the same force and effect as if adopted by a vote at a duly convened meeting of the stockholders of the Corporation:

RESOLVED, that the Corporation's Certificate of Incorporation be amended by amending Paragraph Fourth thereof to read in its entirety as follows:

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is three hundred and five million (305,000,000) which shall consist of (i) three hundred million (300,000,000) shares of common stock, $.001 par value per share (the "Common Stock"), and (ii) five million (5,000,000) shares of preferred stock, $.001 par value share (the "Preferred Stock").

PART A

COMMON STOCK

(i) Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment.

(ii) Except for and subject to those rights expressly granted to the holders of the Preferred Stock, or except as may be provided by the General Corporation Law of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders including, but not by way of limitation, (i) the right to receive dividends, when, as and if declared by the Board of Directors out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation or otherwise, the right to receive ratably and equally all the assets and funds of the Corporation remaining after payment to the holders of the Preferred Stock of the specific amounts which they are entitled to receive upon such liquidation, dissolution or winding up of the Corporation as herein provided.

(iii) Each holder of shares of Common Stock shall be entitled to one vote for each share of such Common Stock held by such holder, and voting power with respect to all classes of securities of the Corporation shall be vested solely in the Common Stock, other than as specifically provided in the Corporation's Certificate of Incorporation, as it may be amended, or any resolutions adopted by the Board of Directors pursuant thereto, with respect to the Preferred Stock.

PART B

PREFERRED STOCK

Authority is hereby vested in the Board of Directors of the Corporation to provide for the issuance of Preferred Stock and in connection therewith to fix by resolution providing for the issue of such series, the number of shares to be included and such of the preferences and relative participating, optional or other special rights and limitations of such series, including, without limitation, rights of redemption or conversion into Common Stock, to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware.

Without limiting the generality of the foregoing paragraph, the authority of the Board of Directors with respect to each series of Preferred Stock shall include, without limitation, the determination of any of the following matters:

1. the number of shares constituting such series and the designation thereof to distinguish the shares of such series from the shares of all other series;

2. the rights of holders of shares of such series to receive dividends thereon and the dividend rates, the conditions and time of payment of dividends, the extent to which dividends are payable in preference to, or in any other relation to, dividends payable on any other class or series of stock, and whether such dividends shall be cumulative or non-cumulative;

3. the terms and provisions governing the redemption of shares of such series, if such shares are to be redeemable;

4. the terms and provisions governing the operation of retirement or sinking funds, if any;

5. the voting power of such series, whether full, limited or none;

6. the rights of holders of shares of such series upon the liquidation, dissolution or winding up of, or upon distribution of the assets of, the Corporation;

7. the rights, if any, of holders of shares of such series to convert such shares into, or to exchange such shares for, any other class of stock, or of any series thereof, and the prices or rates for such conversions or exchanges, and any adjustments thereto; and

8. any other preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions of such series.

The shares of each series of Preferred Stock may vary from the shares of any other series of Preferred Stock as to any of such matters.

The Certificate Establishing and Designating the Rights Preferences and Restrictions of Series A Preferred Stock of the Corporation filed in the Delaware Secretary of State's office on the 16th day of February 2000 is revoked. No shares of Series A Preferred Stock have been issued.

RESOLVED, that the filing by the Corporation of a Certificate of Amendment to the Corporation's Certificate of Incorporation with the Secretary of State of the State of Delaware to effectuate the amendments referred to in the foregoing resolution is hereby authorized and approved provided such filing shall not be made until 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

RESOLVED, that the following individuals are hereby nominated to serve as members of the Board of Directors until the next annual meeting of shareholders and until their successors are duly elected and qualified: Michael Kang and John W. Combs. This resolution shall become effective 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

RESOLVED, that the stockholders do hereby approve and adopt a stock option plan in the same form annexed hereto which provides for, among other matters, (i) incentive and non-qualified stock options, (ii) administration by a committee of the Board in compliance with the requirements of Section 422A of the Code, (iii) the issuance of up to 4,000,000 shares of Common Stock of the Corporation, (iv) at such exercise prices for incentive stock options as may be required pursuant to Section 422A, which exercise prices may be paid, at the discretion of and pursuant to terms set by, the Board or any committee of the Board responsible for administering such plan, by surrender of the option, such plan to be known as the "1999 Stock Option Plan". This resolution shall become effective 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

RESOLVED, that any and all action heretofore or hereafter taken in retaining Marks Paneth & Shron LLP as the Corporation's auditors for the fiscal year ending October 31, 2001 be, and the same hereby are, ratified, approved and confirmed. This resolution shall become effective 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

DIGITAL COMMERCE INTERNATIONAL, INC.

By: /s/ Michael Kang

Michael Kang

EXHIBIT III

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

DIGITAL COMMERCE INTERNATIONAL, INC.

DIGITAL COMMERCE INTERNATIONAL, INC. (hereinafter called the "corporation"), a corporation organized and existing under and by virtue of the General Corporation law of the State of Delaware, does hereby certify:

(1) The name of the corporation is DIGITAL COMMERCE INTERNATIONAL, INC.

(2) The certificate of incorporation of the corporation is hereby amended by striking out Article Fourth thereof and by substituting in lieu of said Article the following new Article:

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is three hundred million (300,000,000) which shall consist of (i) three hundred and five million (305,000,000) shares of common stock, $.001 par value per share (the "Common Stock"), and (ii) five million (5,000,000) shares of preferred stock, $.001 par value per share (the "Preferred Stock").

PART A

COMMON STOCK

(3) Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment.

(4) Except for and subject to those rights expressly granted to the holders of the Preferred Stock, or except as may be provided by the General Corporation Law of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders including, but not by way of limitation, (i) the right to receive dividends, when, as and if declared by the Board of Directors out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation or otherwise, the right to receive ratably and equally all the assets and funds of the Corporation remaining after payment to the holders of the Preferred Stock of the specific amounts which they are entitled to receive upon such liquidation, dissolution or winding up of the Corporation as herein provided.

(1) Each holder of shares of Common Stock shall be entitled to one vote for each share of such Common Stock held by such holder, and voting power with respect to all classes of securities of the Corporation shall be vested solely in the Common Stock, other than as specifically provided in the Corporation's Certificate of Incorporation, as it may be amended, or any resolutions adopted by the Board of Directors pursuant thereto, with respect to the Preferred Stock.

PART B

PREFERRED STOCK

Authority is hereby vested in the Board of Directors of the Corporation to provide for the issuance of Preferred Stock and in connection therewith to fix by resolution providing for the issue of such series, the number of shares to be included and such of the preferences and relative participating, optional or other special rights and limitations of such series, including, without limitation, rights of redemption or conversion into Common Stock, to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware.

Without limiting the generality of the foregoing paragraph, the authority of the Board of Directors with respect to each series of Preferred Stock shall include, without limitation, the determination of any of the following matters:

(1) the number of shares constituting such series and the designation thereof to distinguish the shares of such series from the shares of all other series;

(2) the rights of holders of shares of such series to receive dividends thereon and the dividend rates, the conditions and time of payment of dividends, the extent to which dividends are payable in preference to, or in any other relation to, dividends payable on any other class or series of stock, and whether such dividends shall be cumulative or noncumulative;

(3) the terms and provisions governing the redemption of shares of such series, if such shares are to be redeemable;

(4) the terms and provisions governing the operation of retirement or sinking funds, if any;

(5) the voting power of such series, whether full, limited or none;

(6) the rights of holders of shares of such series upon the liquidation, dissolution or winding up of, or upon distribution of the assets of, the Corporation;

(7) the rights, if any, of holders of shares of such series to convert such shares into, or to exchange such shares for, any other class of stock, or of any series thereof, and the prices or rates for such conversions or exchanges, and any adjustments thereto; and

(1) any other preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions of such series.

The shares of each series of Preferred Stock may vary from the shares of any other series of Preferred Stock as to any of such matters.

3. The Certificate Establishing and Designating the Rights Preferences and Restrictions of Series A Preferred Stock of the Corporation filed in the Delaware Secretary of State's office on the 16th day of February 2000 is revoked. No shares of Series A Preferred Stock have been issued.

4. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Executed on this 15th day of May, 2001.

/s/ Michael Kang

Michael Kang, President

EXHIBIT IV

DIGITAL COMMERCE INTERNATIONAL, INC.

1999 STOCK OPTION PLAN

1. PURPOSE. The purpose of the Digital Commerce International, Inc. 1999 Stock Option Plan (the "Plan") is to strengthen Digital Commerce International, Inc., a Delaware corporation ("Corporation"), by providing to employees, officers, directors, consultants and independent contractors of the Corporation or any of its subsidiaries (including other business entities or persons providing services on behalf of the Corporation or any of its subsidiaries) added incentive for high levels of performance and unusual efforts to increase the earnings of the Corporation. The Plan seeks to accomplish this purpose by enabling specified persons to purchase shares of the common stock of the Corporation, $.001 par value, thereby increasing their proprietary interest in the Corporation's success and encouraging them to remain in the employ or service of the Corporation.

1. CERTAIN DEFINITIONS. As used in this Plan, the following words and phrases shall have the respective meanings set forth below, unless the context clearly indicates a contrary meaning:

2.1 "Board of Directors": The Board of Directors of the Corporation.

2.2 "Committee": The Committee which shall administer the Plan shall consist of a committee of two (2) members of the Board of Directors as appointed from time to time.

2.3 "Fair Market Value Per Share": The fair market value per share of the Shares as determined by the Committee in good faith. The Committee is authorized to make its determination as to the fair market value per share of the Shares on the following basis: (i) if the Shares are not traded on a securities exchange and are not quoted on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), but are quoted on the bulletin board or in the "pink sheets" published by the National Daily Quotation Bureau, the greater of (a) the average of the mean between the average daily bid and average daily asked prices of the Shares during the thirty (30) day period preceding the date of grant of an Option, as quoted on the bulletin board or in the "pink sheets" published by the National Daily Quotation Bureau, or (b) the mean between the average daily bid and average daily asked prices of the Shares on the date of grant, as published on the bulletin board or in such "pink sheets;" (ii) if the Shares are traded on a securities exchange or on the NASDAQ, the greater of (a) the average of the daily closing prices of the Shares during the ten (10) trading days preceding the date of grant of an Option, as quoted in the Wall Street Journal, or (b) the daily closing price of the Shares on the date of grant of an Option, as quoted in the Wall Street Journal; or (iii) if the Shares are traded other than as described in (i) or (ii) above, or if the Shares are not publicly traded, the fair market value determined by the Committee in good faith.

2.4 "Option": A stock option granted under the Plan.

2.5 "Incentive Stock Option": An Option intended to qualify for treatment as an incentive stock option under Code Sections 421 and 422, and designated as an Incentive Stock Option.

2.6 "Nonqualified Option": An Option not qualifying as an Incentive Stock Option.

2.7 "Optionee": The holder of an Option.

2.8 "Option Agreement": The document setting forth the terms and conditions of each Option.

2.9 "Shares": The shares of common stock, $.001 par value, of the Corporation.

2.10 "Code": The Internal Revenue Code of 1986, as amended.

2.11 "Subsidiary": Any corporation of which fifty percent (50%) or more of total combined voting power of all classes of stock of such corporation is owned by the Corporation or another Subsidiary (as so defined).

1. ADMINISTRATION OF PLAN.

3.1 In General. This Plan shall be administered by the Committee. Any action of the Committee with respect to administration of the Plan shall be taken pursuant to (i) a majority vote at a meeting of the Committee (to be documented by minutes), or (ii) the unanimous written consent of its members.

3.2 Authority. Subject to the express provisions of this Plan, the Committee shall have the authority to: (i) construe and interpret the Plan, decide all questions and settle all controversies and disputes which may arise in connection with the Plan and to define the terms used therein; (ii) prescribe, amend and rescind rules and regulations relating to administration of the Plan; (iii) determine the purchase price of the Shares covered by each Option and the method of payment of such price, individuals to whom, and the time or times at which, Options shall be granted and exercisable and the number of Shares covered by each Option; (iv) determine the terms and provisions of the respective Option Agreements (which need not be identical); (v) determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan; and (vi) make all other determinations necessary or advisable to the administration of the Plan. Determinations of the Committee on matters referred to in this Section 3 shall be conclusive and binding on all parties howsoever concerned. With respect to Incentive Stock Options, the Committee shall administer the Plan in compliance with the provisions of Code Section 422 as the same may hereafter be amended from time to time. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

1. ELIGIBILITY AND PARTICIPATION.

4.1 In General. Only officers, employees and directors who are also employees of the Corporation or any Subsidiary shall be eligible to receive grants of Incentive Stock Options. Officers, employees and directors (whether or not they are also employees) of the Corporation or any Subsidiary, as well as consultants, independent contractors or other service providers of the Corporation or any Subsidiary shall be eligible to receive grants of Nonqualified Options. Within the foregoing limits, the Committee, from time to time, shall determine and designate persons to whom Options may be granted. All such designations shall be made in the absolute discretion of the Committee and shall not require the approval of the stockholders. In determining (i) the number of Shares to be covered by each Option, (ii) the purchase price for such Shares and the method of payment of such price (subject to the other sections hereof), (iii) the individuals of the eligible class to whom Options shall be granted, (iv) the terms and provisions of the respective Option Agreements, and (v) the times at which such Options shall be granted, the Committee shall take into account such factors as it shall deem relevant in connection with accomplishing the purpose of the Plan as set forth in Section 1. An individual who has been granted an Option may be granted an additional Option or Options if the Committee shall so determine. No Option shall be granted under the Plan after May 31, 2009, but Options granted before such date may be exercisable after such date.

4.2 Certain Limitations. In no event shall Incentive Stock Options be granted to an Optionee such that the sum of (i) aggregate fair market value (determined at the time the Incentive Stock Options are granted) of the Shares subject to all Options granted under the Plan which are exercisable for the first time during the same calendar year, plus (ii) the aggregate fair market value (determined at the time the options are granted) of all stock subject to all other incentive stock options granted to such Optionee by the Corporation, its parent and Subsidiaries which are exercisable for the first time during such calendar year, exceeds One Hundred Thousand Dollars ($100,000). For purposes of the immediately preceding sentence, fair market value shall be determined as of the date of grant based on the Fair Market Value Per Share as determined pursuant to Section 2.3.

2. AVAILABLE SHARES AND ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

5.1 Shares. Subject to adjustment as provided in Section 5.2 below, the total number of Shares to be subject to Options granted pursuant to this Plan shall not exceed Four Million (4,000,000) Shares. Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Corporation; the Committee shall be empowered to take any appropriate action required to make Shares available for Options granted under this Plan. If any Option is surrendered before exercise or lapses without exercise in full or for any other reason ceases to be exercisable, the Shares reserved therefore shall continue to be available under the Plan.

5.2 Adjustments. As used herein, the term "Adjustment Event" means an event pursuant to which the outstanding Shares of the Corporation are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event, (i) appropriate and proportionate adjustments shall be made to the number and kind of shares and exercise price for the shares subject to the Options which may thereafter be granted under this Plan, (ii) appropriate and proportionate adjustments shall be made to the number and kind of and exercise price for the shares subject to the then outstanding Options granted under this Plan, and (iii) appropriate amendments to the Option Agreements shall be executed by the Corporation and the Optionees if the Committee determines that such an amendment is necessary or desirable to reflect such adjustments. If determined by the Committee to be appropriate, in the event of an Adjustment Event which involves the substitution of securities of a corporation other than the Corporation, the Committee shall make arrangements for the assumptions by such other corporation of any Options then or thereafter outstanding under the Plan. Notwithstanding the foregoing, such adjustment in an outstanding Option shall be made without change in the total exercise price applicable to the unexercised portion of the Option, but with an appropriate adjustment to the number of shares, kind of shares and exercise price for each share subject to the Option. The determination by the Committee as to what adjustments, amendments or arrangements shall be made pursuant to this Section 5.2, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustment or arrangement.

1. TERMS AND CONDITIONS OF OPTIONS.

6.1 Intended Treatment as Incentive Stock Options. Incentive Stock Options granted pursuant to this Plan are intended to be "incentive stock options" to which Code Sections 421 and 422 apply, and the Plan shall be construed and administered to implement that intent. If all or any part of an Incentive Stock Option shall not be an "incentive stock option" subject to Sections 421 or 422 of the Code, such Option shall nevertheless be valid and carried into effect. All Options granted under this Plan shall be subject to the terms and conditions set forth in this Section 6 (except as provided in Section 5.2) and to such other terms and conditions as the Committee shall determine to be appropriate to accomplish the purpose of the Plan as set forth in Section 1.

6.2 Amount and Payment of Exercise Price.

6.2.1 Exercise Price. The exercise price per Share for each Share which the Optionee is entitled to purchase under a Nonqualified Option shall be determined by the Committee but shall not be less than eighty-five percent (85%) of the Fair Market Value Per Share on the date of the grant of the Nonqualified Option. The exercise price per Share for each Share which the Optionee is entitled to purchase under an Incentive Stock Option shall be determined by the Committee but shall not be less than the Fair Market Value Per Share on the date of the grant of the Incentive Stock Option; provided, however, that the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value Per Share on the date of the grant of the Incentive Stock Option in the case of an individual then owning (within the meaning of Code Section 425(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its parent or Subsidiaries.

6.2.2 Payment of Exercise Price. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist of promissory notes, shares of the common stock of the Corporation or such other consideration and method of payment for the Shares as may be permitted under applicable state and federal laws.

6.3 Exercise of Options.

6.3.1 Each Option granted under this Plan shall be exercisable at such times and under such conditions as may be determined by the Committee at the time of the grant of the Option and as shall be permissible under the terms of the Plan; provided, however, in no event shall an Option be exercisable after the expiration of ten (10) years from the date it is granted, and in the case of an Optionee owning (within the meaning of Code Section 425(d)), at the time an Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its parent or Subsidiaries, such Incentive Stock Option shall not be exercisable later than five (5) years after the date of grant.

6.3.2 An Optionee may purchase less than the total number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than One Hundred (100) Shares and shall not include any fractional shares.

6.4 Nontransferability of Options. All Options granted under this Plan shall be nontransferable, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by such Optionee.

6.5 Effect of Termination of Employment or Other Relationship. Except as otherwise determined by the Committee in connection with the grant of Nonqualified Options, the effect of termination of an Optionee's employment or other relationship with the Corporation on such Optionee's rights to acquire Shares pursuant to the Plan shall be as follows:

6.5.1 Termination for Other than Disability or Cause. If an Optionee ceases to be employed by, or ceases to have a relationship with, the Corporation for any reason other than for disability or cause, such Optionee's Options shall expire not later than three (3) months thereafter. During such three (3) month period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date of termination of his employment or relationship and except as so exercised, such Options shall expire at the end of such three (3) month period unless such Options by their terms expire before such date. The decision as to whether a termination for a reason other than disability, cause or death has occurred shall be made by the Committee, whose decision shall be final and conclusive, except that employment shall not be considered terminated in the case of sick leave or other bona fide leave of absence approved by the Corporation.

6.5.2 Disability. If an Optionee ceases to be employed by, or ceases to have a relationship with, the Corporation by reason of disability (within the meaning of Code Section 22(e)(3)), such Optionee's Options shall expire not later than one (1) year thereafter. During such one (1) year period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date the Optionee ceased to be employed by, or ceased to have a relationship with, the Corporation by reason of disability and except as so exercised, such Options shall expire at the end of such one (1) year period unless such Options by their terms expire before such date. The decision as to whether a termination by reason of disability has occurred shall be made by the Committee, whose decision shall be final and conclusive.

6.5.3 Termination for Cause. If an Optionee's employment by, or relationship with, the Corporation is terminated for cause, such Optionee's Option shall expire immediately; provided, however, the Committee may, in its sole discretion, within thirty (30) days of such termination, waive the expiration of the Option by giving written notice of such waiver to the Optionee at such Optionee's last known address. In the event of such waiver, the Optionee may exercise the Option only to such extent, for such time, and upon such terms and conditions as if such Optionee had ceased to be employed by, or ceased to have a relationship with, the Corporation upon the date of such termination for a reason other than disability, cause, or death. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Corporation. The determination of the Committee with respect to whether a termination for cause has occurred shall be final and conclusive.

6.6 Withholding of Taxes. As a condition to the exercise, in whole or in part, of any Options the Board of Directors may in its sole discretion require the Optionee to pay, in addition to the purchase price of the Shares covered by the Option an amount equal to any Federal, state or local taxes that may be required to be withheld in connection with the exercise of such Option.

6.7 No Rights to Continued Employment or Relationship. Nothing contained in this Plan or in any Option Agreement shall obligate the Corporation to employ or have another relationship with any Optionee for any period or interfere in any way with the right of the Corporation to reduce such Optionee's compensation or to terminate the employment of or relationship with any Optionee at any time.

6.8 Time of Granting Options. The time an Option is granted, sometimes referred to herein as the date of grant, shall be the day the Corporation executes the Option Agreement; provided, however, that if appropriate resolutions of the Committee indicate that an Option is to be granted as of and on some prior or future date, the time such Option is granted shall be such prior or future date.

6.9 Privileges of Stock Ownership. No Optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to such Optionee. No Shares shall be purchased upon the exercise of any Option unless and until, in the opinion of the Corporation's counsel, any then applicable requirements of any laws or governmental or regulatory agencies having jurisdiction and of any exchanges upon which the stock of the Corporation may be listed shall have been fully complied with.

6.10 Securities Laws Compliance. The Corporation will diligently endeavor to comply with all applicable securities laws before any Options are granted under the Plan and before any Shares are issued pursuant to Options. Without limiting the generality of the foregoing, the Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary or advisable in order to comply with the Securities Act of 1933 as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Committee. The Committee in its discretion may cause the Shares underlying the Options to be registered under the Securities Act of 1933, as amended, by the filing of a Form S-8 Registration Statement covering the Options and Shares underlying such Options. Optionee shall take any action reasonably requested by the Corporation in connection with registration or qualification of the Shares under federal or state securities laws.

6.11 Option Agreement. Each Incentive Stock Option and Nonqualified Option granted under this Plan shall be evidenced by the appropriate written Stock Option Agreement ("Option Agreement") executed by the Corporation and shall contain each of the provisions and agreements specifically required to be contained therein pursuant to this Section 6, and such other terms and conditions as are deemed desirable by the Committee and are not inconsistent with the purpose of the Plan as set forth in Section 1.

1. PLAN AMENDMENT AND TERMINATION.

7.1 Authority of Committee. The Committee may at any time discontinue granting Options under the Plan or otherwise suspend, amend or terminate the Plan and may, with the consent of an Optionee, make such modification of the terms and conditions of such Optionee's Option as it shall deem advisable; provided that, except as permitted under the provisions of Section 5.2, the Committee shall have no authority to make any amendment or modification to this Plan or any outstanding Option thereunder which would: (i) increase the maximum number of shares which may be purchased pursuant to Options granted under the Plan, either in the aggregate or by an Optionee (except pursuant to Section 5.2); (ii) change the designation of the class of the employees eligible to receive Incentive Stock Options; (iii) extend the term of the Plan or the maximum Option period thereunder; (iv) decrease the minimum Incentive Stock Option price or permit reductions of the price at which shares may be purchased for Incentive Stock Options granted under the Plan; or (v) cause Incentive Stock Options issued under the Plan to fail to meet the requirements of incentive stock options under Code Section 422. An amendment or modification made pursuant to the provisions of this Section 7 shall be deemed adopted as of the date of the action of the Committee effecting such amendment or modification and shall be effective immediately, unless otherwise provided therein, subject to approval thereof (1) within twelve (12) months before or after the effective date by stockholders of the Corporation holding not less than a majority vote of the voting power of the Corporation voting in person or by proxy at a duly held stockholders meeting when required to maintain or satisfy the requirements of Code Section 422 with respect to Incentive Stock Options, and (2) by any appropriate governmental agency. No Option may be granted during any suspension or after termination of the Plan.

7.2 Ten (10) Year Maximum Term. Unless previously terminated by the Committee, this Plan shall terminate on May 31, 2009, and no Options shall be granted under the Plan thereafter.

7.3 Effect on Outstanding Options. Amendment, suspension or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted.

2. EFFECTIVE DATE OF PLAN. This Plan shall be effective as of June 17, 1999, the date the Plan was adopted by the Board of Directors, subject to the approval of the Plan by the affirmative vote of a majority of the issued and outstanding Shares of common stock of the Corporation represented and voting at a duly held meeting at which a quorum is present within. The Committee shall be authorized and empowered to make grants of Options pursuant to this Plan prior to such approval of this Plan by the stockholders; provided, however, in such event the Option grants shall be made subject to the approval of both this Plan and such Option grants by the stockholders in accordance with the provisions of this Section 8.

3. MISCELLANEOUS PROVISIONS.

9.1 Exculpation and Indemnification. The Corporation shall indemnify and hold harmless the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful conduct and/or criminal acts of such persons.

9.2 Governing Law. The Plan shall be governed and construed in accordance with the laws of the State of Delaware and the Code.

9.3 Compliance with Applicable Laws. The inability of the Corporation to obtain from any regulatory body having jurisdiction authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares upon the exercise of an Option shall relieve the Corporation of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.